Exhibit 99.1

Cincinnati Bell Inc.

Income Statements by Segment

(Unaudited)

(Dollars in millions)

	2010
	Three Months Ended
	Mar 31	Jun 30	Sep 30	Dec 31	Annual
Wireline
Revenue
Voice - local service	$81.3	$79.5	$76.5	$74.6	$311.9
Data	70.8	70.6	71.2	70.7	283.3
Long distance and VoIP	25.5	26.2	26.8	25.9	104.4
Entertainment	3.1	3.8	4.7	5.1	16.7
Other	7.0	6.6	6.0	6.6	26.2

Total revenue	187.7	186.7	185.2	182.9	742.5

Operating costs and expenses
Cost of services and products	63.9	63.0	65.0	64.9	256.8
Selling, general and administrative	35.3	35.9	35.0	33.9	140.1
Depreciation and amortization	25.4	25.5	26.3	26.7	103.9
Restructuring charges	-	3.3	-	4.9	8.2

Total operating costs and expenses	124.6	127.7	126.3	130.4	509.0

Operating income	$63.1	$59.0	$58.9	$52.5	$233.5

Wireless
Revenue
Service	$68.9	$68.8	$67.1	$64.6	$269.4
Equipment	4.3	4.9	5.7	4.9	19.8

Total revenue	73.2	73.7	72.8	69.5	289.2

Operating costs and expenses
Cost of services and products	32.1	32.3	34.6	38.4	137.4
Selling, general and administrative	14.4	14.3	14.4	18.0	61.1
Depreciation and amortization	9.0	8.3	8.1	8.0	33.4
Restructuring charges	-	-	-	1.0	1.0

Total operating costs and expenses	55.5	54.9	57.1	65.4	232.9

Operating income	$17.7	$18.8	$15.7	$4.1	$56.3

Data Center Colocation
Revenue	$20.0	$24.7	$40.0	$40.6	$125.3

Operating costs and expenses
Cost of services	6.5	8.2	12.1	12.4	39.2
Selling, general and administrative	2.7	3.5	5.1	4.6	15.9
Depreciation and amortization	4.1	5.7	11.8	13.0	34.6
Restructuring charges	-	-	-	1.4	1.4

Total operating costs and expenses	13.3	17.4	29.0	31.4	91.1

Operating income	$6.7	$7.3	$11.0	$9.2	$34.2

IT Services and Hardware
Revenue
Telecom and IT equipment distribution	$33.3	$43.4	$42.1	$56.1	$174.9
Managed services	12.7	12.4	14.3	15.7	55.1
Professional services	5.6	6.5	6.2	6.4	24.7

Total revenue	51.6	62.3	62.6	78.2	254.7

Operating costs and expenses
Cost of services and products	39.4	50.5	49.0	63.7	202.6
Selling, general and administrative	9.9	10.5	9.9	7.4	37.7
Depreciation and amortization	1.6	1.7	1.9	2.1	7.3
Restructuring charges	-	1.8	-	1.0	2.8

Total operating costs and expenses	50.9	64.5	60.8	74.2	250.4

Operating income (loss)	$0.7	$(2.2)	$1.8	$4.0	$4.3

Cincinnati Bell Inc.

Income Statements by Segment

(Unaudited)

(Dollars in millions)

	2009
	Three Months Ended

	Mar 31	Jun 30	Sep 30	Dec 31	Annual
Wireline
Revenue
Voice - local service	$91.1	$88.8	$85.1	$82.7	$347.7
Data	70.4	70.9	71.4	71.6	284.3
Long distance and VoIP	24.0	24.0	24.0	25.1	97.1
Entertainment	1.4	1.6	2.2	2.5	7.7
Other	6.6	6.2	6.0	7.5	26.3

Total revenue	193.5	191.5	188.7	189.4	763.1

Operating costs and expenses
Cost of services and products	62.3	62.1	62.0	65.2	251.6
Selling, general and administrative	39.2	37.0	35.0	35.8	147.0
Depreciation and amortization	25.3	25.6	26.3	26.7	103.9
Restructuring charges (gains)	(7.1)	0.6	1.0	10.5	5.0

Total operating costs and expenses	119.7	125.3	124.3	138.2	507.5

Operating income	$73.8	$66.2	$64.4	$51.2	$255.6

Wireless
Revenue
Service	$71.2	$71.3	$71.6	$70.2	$284.3
Equipment	5.1	5.2	6.1	6.3	22.7

Total revenue	76.3	76.5	77.7	76.5	307.0

Operating costs and expenses
Cost of services and products	40.7	39.2	42.0	39.7	161.6
Selling, general and administrative	17.8	16.2	16.8	17.4	68.2
Depreciation and amortization	9.3	10.3	9.7	10.1	39.4
Loss on sale of asset	-	-	4.8	-	4.8

Total operating costs and expenses	67.8	65.7	73.3	67.2	274.0

Operating income	$8.5	$10.8	$4.4	$9.3	$33.0

Data Center Colocation
Revenue	$16.9	$18.4	$17.9	$18.6	$71.8

Operating costs and expenses
Cost of services	8.1	7.8	7.2	7.0	30.1
Selling, general and administrative	3.1	2.6	2.2	1.8	9.7
Depreciation and amortization	3.2	4.0	3.5	4.3	15.0

Total operating costs and expenses	14.4	14.4	12.9	13.1	54.8

Operating income	$2.5	$4.0	$5.0	$5.5	$17.0

IT Services and Hardware
Revenue
Telecom and IT equipment distribution	$31.1	$33.1	$45.2	$51.7	$161.1
Managed services	12.1	12.2	12.4	12.7	49.4
Professional services	5.1	4.9	5.1	5.7	20.8

Total revenue	48.3	50.2	62.7	70.1	231.3

Operating costs and expenses
Cost of services and products	36.7	38.4	50.3	56.7	182.1
Selling, general and administrative	8.3	8.8	7.9	7.3	32.3
Depreciation and amortization	1.4	1.5	1.7	1.6	6.2

Total operating costs and expenses	46.4	48.7	59.9	65.6	220.6

Operating income	$1.9	$1.5	$2.8	$4.5	$10.7

Cincinnati Bell Inc.

Segment Information

(Unaudited)

(Dollars in millions)

	2010
	Three Months Ended

	Mar 31	Jun 30	Sep 30	Dec 31	Annual
Revenue
Wireline	$187.7	$186.7	$185.2	$182.9	$742.5
Wireless	73.2	73.7	72.8	69.5	289.2
Data Center Colocation	20.0	24.7	40.0	40.6	125.3
IT Services and Hardware	51.6	62.3	62.6	78.2	254.7
Eliminations	(8.8)	(8.8)	(8.7)	(8.4)	(34.7)

Total revenue	$323.7	$338.6	$351.9	$362.8	$1,377.0

Cost of Services and Products
Wireline	$63.9	$63.0	$65.0	$64.9	$256.8
Wireless	32.1	32.3	34.6	38.4	137.4
Data Center Colocation	6.5	8.2	12.1	12.4	39.2
IT Services and Hardware	39.4	50.5	49.0	63.7	202.6
Eliminations	(8.0)	(8.0)	(7.9)	(7.6)	(31.5)

Total cost of services and products	$133.9	$146.0	$152.8	$171.8	$604.5

Selling, General and Administrative
Wireline	$35.3	$35.9	$35.0	$33.9	$140.1
Wireless	14.4	14.3	14.4	18.0	61.1
Data Center Colocation	2.7	3.5	5.1	4.6	15.9
IT Services and Hardware	9.9	10.5	9.9	7.4	37.7
Corporate and eliminations	4.9	3.0	3.9	4.3	16.1

Total selling, general and administrative	$67.2	$67.2	$68.3	$68.2	$270.9

Depreciation and Amortization
Wireline	$25.4	$25.5	$26.3	$26.7	$103.9
Wireless	9.0	8.3	8.1	8.0	33.4
Data Center Colocation	4.1	5.7	11.8	13.0	34.6
IT Services and Hardware	1.6	1.7	1.9	2.1	7.3
Corporate	0.1	0.1	0.1	-	0.3

Total depreciation and amortization	$40.2	$41.3	$48.2	$49.8	$179.5

Restructuring Charges and Acquisition Costs
Wireline	$-	$3.3	$-	$4.9	$8.2
Wireless	-	-	-	1.0	1.0
Data Center Colocation	-	-	-	1.4	1.4
IT Services and Hardware	-	1.8	-	1.0	2.8
Corporate	-	9.2	-	0.2	9.4

Total restructuring charges and acquisition costs	$-	$14.3	$-	$8.5	$22.8

Operating Income
Wireline	$63.1	$59.0	$58.9	$52.5	$233.5
Wireless	17.7	18.8	15.7	4.1	56.3
Data Center Colocation	6.7	7.3	11.0	9.2	34.2
IT Services and Hardware	0.7	(2.2)	1.8	4.0	4.3
Corporate	(5.8)	(13.1)	(4.8)	(5.3)	(29.0)

Total operating income	$82.4	$69.8	$82.6	$64.5	$299.3

Cincinnati Bell Inc.

Segment Information

(Unaudited)

(Dollars in millions)

	2009
	Three Months Ended

	Mar 31	Jun 30	Sep 30	Dec 31	Annual
Revenue
Wireline	$193.5	$191.5	$188.7	$189.4	$763.1
Wireless	76.3	76.5	77.7	76.5	307.0
Data Center Colocation	16.9	18.4	17.9	18.6	71.8
IT Services and Hardware	48.3	50.2	62.7	70.1	231.3
Eliminations	(9.5)	(9.0)	(9.3)	(9.4)	(37.2)

Total revenue	$325.5	$327.6	$337.7	$345.2	$1,336.0

Cost of Services and Products
Wireline	$62.3	$62.1	$62.0	$65.2	$251.6
Wireless	40.7	39.2	42.0	39.7	161.6
Data Center Colocation	8.1	7.8	7.2	7.0	30.1
IT Services and Hardware	36.7	38.4	50.3	56.7	182.1
Eliminations	(8.8)	(8.4)	(8.6)	(8.6)	(34.4)

Total cost of services and products	$139.0	$139.1	$152.9	$160.0	$591.0

Selling, General and Administrative
Wireline	$39.2	$37.0	$35.0	$35.8	$147.0
Wireless	17.8	16.2	16.8	17.4	68.2
Data Center Colocation	3.1	2.6	2.2	1.8	9.7
IT Services and Hardware	8.3	8.8	7.9	7.3	32.3
Corporate and eliminations	5.5	6.2	2.8	3.1	17.6

Total selling, general and administrative	$73.9	$70.8	$64.7	$65.4	$274.8

Depreciation and Amortization
Wireline	$25.3	$25.6	$26.3	$26.7	$103.9
Wireless	9.3	10.3	9.7	10.1	39.4
Data Center Colocation	3.2	4.0	3.5	4.3	15.0
IT Services and Hardware	1.4	1.5	1.7	1.6	6.2
Corporate	0.1	0.1	-	0.2	0.4

Total depreciation and amortization	$39.3	$41.5	$41.2	$42.9	$164.9

Restructuring Charges (Gains) and Loss on Sale of Asset
Wireline	$(7.1)	$0.6	$1.0	$10.5	$5.0
Wireless	-	-	4.8	-	4.8
Data Center Colocation	-	-	-	-	-
IT Services and Hardware	-	-	-	-	-
Corporate	0.1	-	(0.1)	-	-

Total restructuring charges and loss on sale of asset	$(7.0)	$0.6	$5.7	$10.5	$9.8

Operating Income
Wireline	$73.8	$66.2	$64.4	$51.2	$255.6
Wireless	8.5	10.8	4.4	9.3	33.0
Data Center Colocation	2.5	4.0	5.0	5.5	17.0
IT Services and Hardware	1.9	1.5	2.8	4.5	10.7
Corporate	(6.4)	(6.9)	(3.4)	(4.1)	(20.8)

Total operating income	$80.3	$75.6	$73.2	$66.4	$295.5

Cincinnati Bell Inc.

Reconciliation of Adjusted EBITDA (Non-GAAP) to Net Income (Loss) (GAAP)

(Unaudited)

(Dollars in millions)

	Three Months Ended March 31, 2010
	Wireline	Wireless	Data Center Colocation	IT Services & Hardware	Corporate	Total Company

Net Income (GAAP)						$ 22.8
Add:
Income tax expense						22.6
Interest expense						37.1
Other income, net						(0.1)

Operating Income (GAAP)	$63.1	$17.7	$6.7	$0.7	$(5.8)	$ 82.4
Add:
Depreciation and amortization	25.4	9.0	4.1	1.6	0.1	40.2

Adjusted EBITDA (Non-GAAP)	$88.5	$26.7	$10.8	$2.3	$(5.7)	$ 122.6

	Three Months Ended June 30, 2010
	Wireline	Wireless	Data Center Colocation	IT Services & Hardware	Corporate	Total Company

Net Income (GAAP)						$ 9.6
Add:
Income tax expense						7.2
Interest expense						42.4
Loss on extinguishment of debt						10.4
Other expense, net						0.2

Operating Income (Loss) (GAAP)	$59.0	$18.8	$7.3	$(2.2)	$(13.1)	$ 69.8
Add:
Depreciation and amortization	25.5	8.3	5.7	1.7	0.1	41.3
Restructuring charges	3.3	-	-	1.8	0.1	5.2
Acquisition costs	-	-	-	-	9.1	9.1

Adjusted EBITDA (Non-GAAP)	$87.8	$27.1	$13.0	$1.3	$(3.8)	$ 125.4

	Three Months Ended September 30, 2010
	Wireline	Wireless	Data Center Colocation	IT Services & Hardware	Corporate	Total Company

Net Income (GAAP)						$ 14.5
Add:
Income tax expense						16.1
Interest expense						52.0

Operating Income (GAAP)	$58.9	$15.7	$11.0	$1.8	$(4.8)	$ 82.6
Add:
Depreciation and amortization	26.3	8.1	11.8	1.9	0.1	48.2

Adjusted EBITDA (Non-GAAP)	$85.2	$23.8	$22.8	$3.7	$(4.7)	$ 130.8

Cincinnati Bell Inc.

Reconciliation of Adjusted EBITDA (Non-GAAP) to Net Income (Loss) (GAAP)

(Unaudited)

(Dollars in millions)

	Three Months Ended December 31, 2010
	Wireline	Wireless	Data Center Colocation	IT Services & Hardware	Corporate	Total Company

Net Loss (GAAP)						$ (18.6)
Add:
Income tax benefit						(7.0)
Interest expense						53.7
Loss on extinguishment of debt						36.1
Other expense, net						0.3

Operating Income (GAAP)	$52.5	$4.1	$9.2	$4.0	$(5.3)	$ 64.5
Add:
Depreciation and amortization	26.7	8.0	13.0	2.1	-	49.8
Restructuring charges	4.9	1.0	1.4	1.0	0.2	8.5

Adjusted EBITDA (Non-GAAP)	$84.1	$13.1	$23.6	$7.1	$(5.1)	$ 122.8

	Twelve Months Ended December 31, 2010
	Wireline	Wireless	Data Center Colocation	IT Services & Hardware	Corporate	Total Company

Net Income (GAAP)						$ 28.3
Add:
Income tax expense						38.9
Interest expense						185.2
Loss on extinguishment of debt						46.5
Other expense, net						0.4

Operating Income (GAAP)	$233.5	$56.3	$34.2	$4.3	$(29.0)	$ 299.3
Add:
Depreciation and amortization	103.9	33.4	34.6	7.3	0.3	179.5
Restructuring charges	8.2	1.0	1.4	2.8	0.3	13.7
Acquisition costs	-	-	-	-	9.1	9.1

Adjusted EBITDA (Non-GAAP)	$345.6	$90.7	$70.2	$14.4	$(19.3)	$ 501.6

Cincinnati Bell Inc.

Reconciliation of Adjusted EBITDA (Non-GAAP) to Net Income (GAAP)

(Unaudited)

(Dollars in millions)

	Three Months Ended March 31, 2009
	Wireline	Wireless	Data Center Colocation	IT Services & Hardware	Corporate	Total Company

Net Income (GAAP)						$ 28.8
Add:
Income tax expense						19.7
Interest expense						31.8

Operating Income (GAAP)	$73.8	$8.5	$2.5	$1.9	$(6.4)	$ 80.3
Add:
Depreciation and amortization	25.3	9.3	3.2	1.4	0.1	39.3
Restructuring charges (gains)	(7.1)	-	-	-	0.1	(7.0)

Adjusted EBITDA (Non-GAAP)	$92.0	$17.8	$5.7	$3.3	$(6.2)	$ 112.6

	Three Months Ended June 30, 2009
	Wireline	Wireless	Data Center Colocation	IT Services & Hardware	Corporate	Total Company

Net Income (GAAP)						$ 26.3
Add:
Income tax expense						17.7
Interest expense						31.3
Loss on extinguishment of debt						0.3

Operating Income (GAAP)	$66.2	$10.8	$4.0	$1.5	$(6.9)	$ 75.6
Add:
Depreciation and amortization	25.6	10.3	4.0	1.5	0.1	41.5
Restructuring charges	0.6	-	-	-	-	0.6

Adjusted EBITDA (Non-GAAP)	$92.4	$21.1	$8.0	$3.0	$(6.8)	$ 117.7

	Three Months Ended September 30, 2009
	Wireline	Wireless	Data Center Colocation	IT Services & Hardware	Corporate	Total Company

Net Income (GAAP)						$ 27.7
Add:
Income tax expense						21.7
Interest expense						31.5
Gain on extinguishment of debt						(7.6)
Other income, net						(0.1)

Operating Income (GAAP)	$64.4	$4.4	$5.0	$2.8	$(3.4)	$ 73.2
Add:
Depreciation and amortization	26.3	9.7	3.5	1.7	-	41.2
Restructuring charges	1.0	-	-	-	(0.1)	0.9
Loss on sale of asset	-	4.8	-	-	-	4.8

Adjusted EBITDA (Non-GAAP)	$91.7	$18.9	$8.5	$4.5	$(3.5)	$ 120.1

Cincinnati Bell Inc.

Reconciliation of Adjusted EBITDA (Non-GAAP) to Net Income (GAAP)

(Unaudited)

(Dollars in millions)

	Three Months Ended December 31, 2009
	Wireline	Wireless	Data Center Colocation	IT Services & Hardware	Corporate	Total Company

Net Income (GAAP)						$ 6.8
Add:
Income tax expense						5.6
Interest expense						36.1
Loss on extinguishment of debt						17.7
Other expense, net						0.2

Operating Income (GAAP)	$51.2	$9.3	$5.5	$4.5	$(4.1)	$ 66.4
Add:
Depreciation and amortization	26.7	10.1	4.3	1.6	0.2	42.9
Restructuring charges	10.5	-	-	-	-	10.5

Adjusted EBITDA (Non-GAAP)	$88.4	$19.4	$9.8	$6.1	$(3.9)	$ 119.8

	Twelve Months Ended December 31, 2009
	Wireline	Wireless	Data Center Colocation	IT Services & Hardware	Corporate	Total Company

Net Income (GAAP)						$ 89.6
Add:
Income tax expense						64.7
Interest expense						130.7
Loss on extinguishment of debt						10.3
Other expense, net						0.2

Operating Income (GAAP)	$255.6	$33.0	$17.0	$10.7	$(20.8)	$ 295.5
Add:
Depreciation and amortization	103.9	39.4	15.0	6.2	0.4	164.9
Restructuring charges	5.0	-	-	-	-	5.0
Loss on sale of asset	-	4.8	-	-	-	4.8

Adjusted EBITDA (Non-GAAP)	$364.5	$77.2	$32.0	$16.9	$(20.4)	$ 470.2